Exhibit 4.9

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

Development and Manufacturing Services Agreement

This Development and Manufacturing Services Agreement (the "Agreement") is made and entered into as of January 26, 2015 (the “Effective Date”) by and between Perrigo API Ltd., an Israeli company, having its principal offices at 29 Lehi Street, Bnei Brak 51200, Israel (“Perrigo”), Galmed Research and Development Ltd. an Israeli company having its principal offices at 8, Shaul Ha'Melech Blvd., Tel Aviv 6473307, Israel (“Galmed”).  The parties identified above are sometimes hereinafter individually referred to as a “Party” and collectively as the “Parties”.

WHEREAS, Perrigo is in the business of development, production and marketing of various active pharmaceutical ingredients and finished dose formulation products and owns facilities for GMP manufacture of active pharmaceutical ingredients located at Neot Hovav, Israel ("Perrigo's Facility"); and

WHEREAS, Galmed is in the process of developing a novel final dosage pharmaceutical product for the treatment of Non Alcoholic Fatty Liver disorders, including Non-Alcoholic Steato-Hepatitis, named Aramchol (the "Product"), which is currently in clinical trials Phase IIb; and

WHEREAS, the active pharmaceutical ingredient contained in the Product (the "API") is currently manufactured for Galmed by Cambridge Major Laboratories Netherlands ("CML") in accordance with a manufacturing process that was developed by CML for Galmed and is owned by Galmed (the "Manufacturing Process") as generally defined in the Route Of Synthesis attached hereto as Annex A ; and

WHEREAS, Galmed and Perrigo wish to set forth the terms with respect to technology transfer, improvement of the Manufacturing Process and scale up to commercial scale of the API as set forth herein (hereinafter the "Project"); and

WHEREAS, the Parties wish to negotiate a definitive exclusive manufacturing and supply agreement, all as further detailed below;

Now Therefore, in consideration for the mutual covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows.

1. Definitions

For the purpose of this Agreement, the terms set forth below will have the meaning given below.

“Affiliate” shall mean, with respect to any party hereto, any person, organization or entity directly or indirectly controlling, controlled by or under common control with, such party. For purposes of this definition only, “control” of another person, organization or entity shall mean the ability, directly or indirectly, to direct the activities of the relevant entity, and shall include, without limitation (i) ownership or direct or indirect control of fifty percent (50%) or more of the outstanding voting stock or other ownership interest of the other organization or entity, or (ii) possession of, or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the organization or other entity.

"Batch" means a batch of the API produced during the same cycle of manufacture.

“Batch Record” means the detailed production instructions for manufacture, production and control of a Batch, including documenting each step in the manufacture, processing, packing and labeling of the API, produced in accordance with GMP.

"Change of Control" means (i) consolidation or merger of a party or its ultimate parent company with or into any other company, or any other entity or person; (ii) corporate reorganization in which a party shall not be the continuing or surviving entity of such reorganization; (iii) sale, license or lease of all or substantially all of a party's assets; (iv) transaction or a series of related transactions in which a person or entity acquires more than fifty percent (50%) of the issued and outstanding shares, or fifty percent (50%) or more of the outstanding voting power of a party (treating any convertible preferred shares on an as-converted to ordinary share basis); (v) transaction or a series of related transactions in which a person or entity or “group,” as such term is defined and interpreted under Rule 13d-5 of the U.S. Securities Exchange Act of 1934, as amended, acquires the right to control the appointment or the voting for the election of more than fifty percent (50%) of the directors of a party.

“Confidential Information” means any information and materials disclosed by a Party or an Affiliate of such Party or otherwise on its behalf (the "Discloser") to the other Party or its Affiliate(s) (the "Recipient"), regarding, without limitation, the technology, intellectual property, know-how, business, operations facilities and other affairs of the Discloser or affiliates thereof, whether disclosed in oral, written, electronic, visual or any other form, which information includes, but is not limited to: any information relating to or concerning the API or the Product, the processes and methods employed in the manufacture of API or the Product; Batch Records, Specifications; information related to Perrigo's Facilities or the CML facility; information related to manufacturing processes and/or technologies or to any products produced at Perrigo Facility or the CML facility; API Information; any prices and costs of the Parties; regulatory filings for the API or the Product; the Parties' business, regulatory plans and strategies, patent disclosures, patent applications, structures, models, techniques, formulas, processes, compositions, compounds, apparatus, designs sketches, photographs, plans, drawings, specifications, samples, reports, customer lists, price lists, studies, findings, inventions and other data and information disclosed or exchanged under this Agreement.

“GMP” shall mean all applicable good manufacturing practices as established by the respective Regulatory Authorities, as applicable for investigational new drugs in clinical phase III trials, including as established by the USFDA and EU-EMA (Investigational Medicinal Product) and as also adjusted as and in case required by the Regulatory Authorities in Colombia, Brazil, Peru, Chile and Mexico, as per their applicable guidelines for investigational new drugs in clinical phase III trials supplied by Galmed prior to the execution of this Agreement.

“Intellectual Property” means all patents and other patent rights, trade secrets, trademarks, service marks, registered designs, applications for any of the foregoing, trade and business names, unregistered trademarks and service marks, copyrights, rights in designs, inventions, developments, know-how, discoveries, improvements, methods, processes, techniques, specifications, models, procedures, rights under licenses, and rights of the same or similar effect or nature, in any part of the world, whether or not registered, published or unpublished, and registrations and applications for registration thereof, and all rights therein whether provided by international treaties or conventions or otherwise.

“Invention” means any concept, discovery, development, improvement, formula, process, composition of matter, formulation, method of use or delivery, specification, computer program or model (whether patentable or not) and any related and/or supporting documentation and data.

“API Information” all information and data relating to the API, including but not limited to formulae, methods of manufacture, product descriptions, test methods, validation of test methods, specifications, and all other supporting documentation, data and reports provided by Galmed to Perrigo, or developed or acquired by Perrigo or any of its affiliates during the term of this Agreement in connection with the manufacture and supply of API, including the information regarding the Process Stabilization the information regarding Scale Up, the Results and the Reports, as well as all applications, submissions, filings and correspondence of Galmed with or to FDA or any other governmental or Regulatory Authority with respect to the API.

"Specifications" means the specifications and technical characteristics of the API provided by Galmed as detailed in Annex B, as may be updated by Galmed from time to time in writing as set forth in Section 7A.1 below.

“Regulatory Authority” means any governmental authority (whether Federal, State, municipal or other), regulating the development, clinical testing , manufacture, packaging, labeling, storage, import, export, distribution, marketing, sale and/or intended use of the API in the United States (USFDA), the European Union (EMA) (and each of its respective member states), Colombia, Brazil, Peru, Chile and Mexico and any other additional country, as will be agreed upon by the Parties in writing.

"Qualified Person (QP)" pursuant to European Union pharmaceutical regulation (Directive 2001/83/EC for Medicinal products for human use), or pursuant to equivalent regulations by other Regulatory Authorities.

2. Scope and Purpose of this Agreement

2.1           This Agreement sets forth the terms upon which Perrigo will provide Galmed with services concerning the Project. For that purpose, the Parties agree that: (i) Galmed will transfer to Perrigo the documents, information, materials and know-how necessary to provide the services contemplated under this Agreement and establish the Manufacturing Process at Perrigo's Facility (the "Technology Transfer"); (ii) Perrigo will perform for Galmed certain laboratory studies for gap closing and stabilization of the current Manufacturing Process (the "Process Stabilization"), (iii) Perrigo will manufacture and supply 60kg GMP of the API at Perrigo's Facility (the "Tech Transfer Batches"); (iv) Perrigo will perform for Galmed additional laboratory studies for further improving and optimizing the Manufacturing Process the "Process Improvement"); and (v) Perrigo will scale up the Manufacturing Process to commercial scale, and manufacture and supply 900kg GMP of the API at Perrigo's Facility (the "Scale Up Batches"); all as more fully detailed below. Each of the foregoing shall be deemed a "stage" of the Project. For the avoidance of doubt, it is clarified that the Tech Transfer Batches and Scale Up Batches shall be, as per the Route of Synthesis detailed in Annex A, manufactured in Perrigo's Facility in Neot Hovav.

2.2           Subject to each Parties' performance of its obligation hereunder, and except as otherwise specifically agreed in this Agreement, the Parties agree to negotiate an exclusive commercial contract manufacturing and supply agreement for a minimum term of five years of commercial supply (the "Supply Agreement"), pursuant to which Perrigo will also provide further services to validate the Manufacturing Process and compile a DMF and will be assigned as Galmed's exclusive manufacturer and supplier of the API, as further set forth in Section 9 below. The supply of the API shall be made from Perrigo's Facility in Neot Hovav. Perrigo's Facility in India may be added as an additional manufacturing site as may be agreed upon in writing by the Parties and subject to a QP audit on behalf of Galmed, and subject to Galmed's agreement, at its sole discretion, which will not be unreasonably delayed or withheld. The foregoing undertaking is subject to the parties agreeing on the terms of the Supply Agreement, including, without limitation, the consideration and terms of supply.

2.3 Perrigo undertakes during the term of this Agreement and the Supply Agreement, not to directly or indirectly develop, manufacture or sell the API, except for Galmed. In addition, Perrigo shall not, during the term of this Agreement, provide any contract development and manufacturing services to any third party with respect to any cholic acid derivative investigational new drug.

3. Technology Transfer

3.1           To the extent not already provided to Perrigo at the date of this Agreement, Galmed will transfer to Perrigo (or shall cause CML to provide to Perrigo, as applicable) the documents, information, materials and know-how necessary to provide the services contemplated under this Agreement and establish the Manufacturing Process at Perrigo's Facility. The steps to be undertaken and their required time frames are set forth in a technology transfer protocol attached at Annex C (the "Technology Transfer Protocol").

3.2           Galmed acknowledges and agrees that the timely and complete transfer of the Galmed and/or CML deliverables under the Technology Transfer Protocol are essential for the timely start, performance and completion of the activities contemplated for the Technology Transfer and the Project. Any delay in the timeframes set forth in the Technology Transfer Protocol caused by Galmed or any third party on its behalf shall, to the extent reasonably possible and subject to Perrigo's production schedule, push forward the timeframes of the Project in the least amount of days. To the extent of any such delay, Perrigo undertakes to notify Galmed of such delay promptly upon its occurrence.

3.3           It is noted that Perrigo has already sent a qualified process engineer to CML's facility in the Netherlands for the purpose of observing the Manufacturing Process at CML's facility. Galmed will reimburse Perrigo for the travel and accommodation expenses of these two visits at actual cost, which is NIS 15,950 (Including VAT). In the event that Perrigo determines that an additional visit is required in order to observe additional critical aspects of the manufacturing cycle, Galmed will bear the additional travel and accommodation expenses of Perrigo's process engineer for such additional period, provided that these are reasonable and have been approved in advance by Galmed.

4. Process Stabilization

4.1           Perrigo will perform certain laboratory services with respect to the Process Stabilization in the scope defined and set forth in Annex D (the "Process Stabilization Scope") and, subject to the performance of Galmed's obligations detailed in Section 4.2 hereunder, in the timeframes set forth therein in Annex D. The Process Stabilization Scope will, subject to the provisions herein, be completed by April 30, 2015. Perrigo will perform the Process Stabilization Scope in a professional, timely and diligent manner, in accordance with the specifications set forth in the Process Stabilization Scope and the representations set forth in Section 12. For removal of doubt, without derogating from Perrigo's undertaking to perform its obligations set forth in Annex D, it is noted that Perrigo cannot warrant or guarantee the outcome of the Process Stabilization.

4.2           For Perrigo to perform the Process Stabilization, Galmed shall provide Perrigo with the necessary support, as detailed in the Process Stabilization Scope. Galmed's initial contact person for this shall be Dr. Mizhiritskii Michael, Galmed's CMC consultant, who may be replaced by Galmed from time to time by a written notice to be sent to Perrigo ("Galmed's Consultant").

4.3           Following the completion of the Process Stabilization, Perrigo will, in consultation with Galmed, prepare Batch Records for the implementation of the Manufacturing Process at Perrigo's Facility in Neot Hovav based on the existing batch records developed by CML and the outcome of the Process Stabilization Scope. In the framework of the preparation of the Batch Records as aforesaid, Galmed will request from CML to send a process engineer to Perrigo's Facility in Neot Hovav to assist with the preparation of the Batch Record, and Galmed will bear the costs and expenses of such visit, it being clarified that Galmed cannot guaranty that CML will agree to such visit. Galmed will approve and sign the Batch Records prior to manufacture of the Tech Transfer Batches by Perrigo as contemplated in Section 5.

5. Tech Transfer Batches

5.1           Following the completion of the transfer of the Manufacturing Process to Perrigo in accordance with the Technology Transfer Protocol and the completion of the Process Stabilization, Galmed shall purchase and Perrigo shall manufacture and deliver the Tech Transfer Batches to Galmed (60kg of the API) for the consideration set forth in Section 11.1.2, which will be manufactured in accordance with the Specifications and as further set forth in Section 12. The Tech Transfer Batches shall be used by Galmed only for conducting clinical trials for the Product and shall not be used otherwise for any commercial purpose or sale of the Product.

5.2           The Tech Transfer Batches shall be delivered by September 30, 2015. Delivery terms of the Tech Transfer Batches shall be according to Incoterms 2010 EXW (“ex works”) Perrigo's Facility Neot Hovav, Israel.

Any delay in the timeframes of the Technology Transfer or the Process Stabilization Scope caused by Galmed shall, to the extent reasonably possible and subject to Perrigo's production schedule, push forward the timeframes of the Project in the least amount of days. To the extent of any such delay, Perrigo undertakes to notify Galmed of such delay promptly upon its occurrence.

As Perrigo intends to commence with the process of manufacturing the Tech Transfer Batches immediately following the execution of this Agreement, it is agreed that, except in the event of breach of this Agreement by Perrigo, Galmed shall be obliged to purchase the Tech Transfer Batches.

5.3           Galmed's Consultant shall be reasonably available, during normal business hours, during the production of the Tech Transfer Batches, to provide support to the critical production stages, either via phone, or to the extent Perrigo, in consultation with Galmed, shall deem necessary and in coordination with Galmed's Consultant, by being present at Perrigo's Facility (in Israel).

5.4 For the purpose of Section 5.3 above, it is clarified that Galmed cannot guaranty the cooperation of CML in the performance of its obligations under this Agreement, and any non-compliance and/or non-performance on part of CML under this Agreement shall not constitute a breach of this Agreement by Galmed. Galmed understands and acknowledges, however, that any such lack of cooperation by CML may cause delays in the timelines of the Project and any delay or inability to perform any of Perrigo's obligations due to such lack of cooperation shall not constitute a breach of this Agreement by Perrigo, provided that Perrigo undertakes to notify Galmed of such delay promptly upon its occurrence.

6. Process Improvement

Following the manufacture of the Tech Transfer Batches, Perrigo will perform certain laboratory services for the improvement and optimization of the Manufacturing Process in the scope defined and set forth in Annex E (the "Process Improvement Scope") and in the timeframes set forth therein. The Process Improvement Scope will be completed by March 31, 2016 (subject to delays caused solely by Galmed or any third party on its behalf, which will, to the extent reasonably possible and subject to Perrigo's production schedule, delay the aforementioned date in the least amount of days). Perrigo will perform the Process Improvement Scope in a timely, professional and diligent manner, however, for removal of doubt, it is noted that Perrigo cannot warrant or guarantee the successful outcome of the Process Improvement Scope.

During the Process Improvement Scope period, upon Galmed's request Perrigo shall keep Galmed informed of the progress of the Process Improvement (by way of an update by phone every two weeks, and monthly report, and a final report), and shall provide Galmed with all information it reasonably requests from time to time in connection therewith. In the final report with respect to the Process Improvement Scope, Perrigo shall put into writing all the information regarding the Process Improvement Scope as detailed in Annex E, including a detailed report on how the manufacturing process was made more efficient, the steps that were taken, a list of the suppliers, a list of other outsourced contractors, copies of lab reports, lab notebooks and logs, as well as any other information related to the Process Improvement Scope reasonably requested by Galmed.

Within a week following the completion of the Process Improvement, and prior to the manufacture by Perrigo of the Scale-Up Batches, Perrigo shall provide Galmed with a sample of the API produced, in order for Galmed to test such samples and confirm that it complies with the Specifications. Galmed shall test such samples and provide Perrigo with its written input within thirty (30) days from the receipt thereof.

7. Scale-Up Batches

7.1           Following the completion of the Process Improvement (whether successful or not), Galmed shall purchase and Perrigo shall manufacture and deliver the Scale-Up Batches (900 kg GMP of the API) from Perrigo, for the consideration set forth in Section 11.1.4, which will be manufactured in accordance with the Specifications and with the representations set forth in Section 12. The Scale-Up Batches shall be used by Galmed only for the purpose of conducting clinical trials for the Product and shall not be used otherwise for any commercial purpose or sale of the Product.

7.2           The first half of the Scale-Up Batches (450kg GMP) shall be delivered by June 30, 2016. The Second half of the Scale-Up Batches (450kg GMP) shall be delivered by August 15, 2016 (subject to delays caused solely by Galmed or any third party on its behalf, which, to the extent reasonably possible and subject to Perrigo's production schedule, will delay the aforementioned date in the least amount of days).

7.3           Delivery terms of the Scale-Up Batched shall be according to Incoterms 2010 EXW (“ex works”) Perrigo's Facility Neot Hovav, Israel.

7A. Additional Provisions and Regulatory Matters

With respect to the Tech Transfer Batches, the Scale-Up Batches and any other API manufactured by Perrigo under this Agreement, the following shall apply:

7A.1       The Specifications may be updated by Galmed from time to time due to regulatory changes or otherwise, by providing Perrigo with written notice and the updated Specifications. In such event, Perrigo shall notify Galmed within fourteen (14) days the estimated consequences of such changes, and whether or not such changes result in an increase to the timeframe or costs; in the event that such change results in an increase to the timeframe or costs, the parties shall discuss such change to timeframes or costs within five (5) days of receipt of Perrigo's reply as aforesaid. In the event that the Parties agree on a change to the Specifications as aforesaid, then Annex B shall be revised accordingly.

7A.2       During the Project, Perrigo shall send Galmed monthly written reports detailing the progress of the current stage of the Project, and the achievements to date (the "Report"). Said Report shall be in a format that is mutually acceptable to the Parties, and may include additional information reasonably requested by Galmed. Following the completion of each stage of the Project, Perrigo will provide Galmed with a written final report, setting forth in detail all the information regarding such stage. Without derogating from the above, to the extent that Galmed shall request to be informed of specific events relating to the progress of the Project, Perrigo shall provide Galmed with all material information it requests from time to time in connection therewith.

7A.3       Perrigo shall be responsible for testing the APIs in accordance with the protocols and test methods provided by Galmed or developed by Perrigo (and approved in writing by Galmed) during the Project for testing the API that Perrigo manufactures under this Agreement. Perrigo shall promptly inform Galmed of any deviations from the Specifications following such test methods and protocols. In addition, Perrigo shall provide Galmed with the results of such testing promptly upon their occurrence. Perrigo will also be responsible to ensure that each API Batch is appropriately labeled and traceable.

7A.4       Perrigo will deliver to Galmed one copy of the Batch Records with respect to each Batch of API manufactured and delivered to Galmed pursuant to this Agreement. Perrigo represents and warrants that all Batch Records and other documentation furnished to Galmed under this Agreement concerning the manufacture of the API will be accurate and complete. If Galmed requires supplemental documents from Perrigo in order to obtain or in connection with any Regulatory Authority approvals, Perrigo agrees to cooperate with Galmed and to make available to Galmed such additional or supplemental documentation in its possession as may reasonably be requested by Galmed. If further work is required from Perrigo with respect to the above, the Parties shall discuss in good faith the consideration that Perrigo will receive for performance of such additional work, provided that such consideration will be agreed in advance and in writing. Perrigo will retain originals of all Batch Records, any and all other records or documentation generated by it in connection with the manufacturing and testing of API under the terms of this Agreement.

7A.5       Regulatory Inspections. Perrigo agrees to notify Galmed promptly of any inspections by the FDA or other Regulatory Authorities which pertain to the API or the Perrigo Facility where the API is manufactured, and shall promptly and within seven (7) days of their receipt/sending provide to Galmed copies of all material reports, observations, notices, findings and replies to such findings and other material pertinent to such inspections all as may be relevant to the API. Perrigo shall have the right to redact from any such copies only such segments that do not relate in any manner to API and do not affect Perrigo's performance under this Agreement. Perrigo will allow, and will provide Galmed with any required authorization to allow, the FDA or any other Regulatory Authority to inspect, audit and review the facilities at which the APIs are manufactured and all procedures, practices, books, records, and documents to the extent requested by the FDA and any other Regulatory Authority relating to the API. Perrigo will permit Galmed representatives (subject to signing a confidentiality and non-use agreement) to be present during such inspections.

7A.6       Access to Perrigo's Facility. Galmed (or any party on Galmed’s behalf) shall have the right, once every 36 months, or upon the occurrence of an event that Galmed determines requires inspection (such as adverse drug event, product complaint or other event that requires inspection in the course of Galmed's clinical trials), or as required by the drug manufacturer of the Product to conduct a QP audit (subject to such drug manufacturer signing of a standard confidentiality and non- use agreement), upon reasonable notice to Perrigo and during normal business hours, to audit Perrigo's Facilities for the API (to ensure that the APIs are being manufactured, packaged and stored in compliance with the Specifications, and all applicable laws and regulations, including without limitation, GMP and Galmed's quality and other standards). During such audits, Perrigo shall permit Galmed to contact and question the appropriate knowledgeable personnel of Perrigo. Perrigo will cooperate with Galmed with respect to a request to audit any Perrigo third party supplier or subcontractor involved in the manufacture and/or supply of the API (“Perrigo’s Suppliers”) responsible for manufacturing, packaging and storing the API. Perrigo shall make available to Galmed and its duly authorized representatives and agents (subject to the signing of a confidentiality and non-use agreement) all its and, subject to their approval, Perrigo's Suppliers’ books, records and documents which in any way pertain to the manufacture or quality control, testing and compliance procedures of the API. It is clarified for the avoidance of doubt, that any audit as aforesaid shall not derogate in any manner from Perrigo's responsibility hereunder.

7A.7       Record Retention. Perrigo will retain originals of all Batch Records, financial records and all other records or documentation generated by it in connection with the processing and testing of API under the terms of this Agreement, and all records which are necessary in the event of a product recall or adverse drug event or product complaint, for not less than seven (7) years after the expiration date of the API to which the documentation relates and, if longer, such period as is required by applicable law.

8. API Acceptance

8.1           Galmed shall have the right to return any shipment to Perrigo, at Perrigo's expense, for visually detectable defects within thirty (30) days of receiving the API, or if Galmed determines that the API does not conform to the Specifications by testing and inspection in accordance with industry standards, within the earlier of fourteen (14) days following the completion of testing of the API by Galmed (or by the QP of Galmed's drug manufacturer) or three (3) months of delivery of the API.

8.2           Any disputes between the Parties as to whether all or any part of a shipment rejected by Galmed conforms to the API Specifications shall be first resolved between the Parties, which shall cooperate to mutually investigate the route-cause for the discrepancy in the analytical results (for example: repeating the analytical tests of the original sample, resampling and repeat the analytical tests, replace analytical instrument, the analyst performing the tests, and any other measures as will be decided between the Parties). If the Parties are unable to agree as to whether a rejected shipment conforms to the Specifications the dispute shall be finally resolved by a mutually acceptable third party independent expert (the "Expert"), who, if required according to said expert's discretion, may engage a third party analytical laboratory, which shall be referred to within fourteen (14) days of the Parties establishing the dispute. The determination of the said Expert shall be binding on the Parties, and all the expenses related to such testing and shipment, if required, will be borne by the Party at fault. In the event that the shipment was justifiably rejected, Galmed shall return the rejected shipment to Perrigo, which shall replace the rejected shipment (either by reprocessing or manufacturing of additional material). In the event that the Expert shall determine that the rejected shipment was unjustifiably rejected, Galmed shall [covered in one before previous sentence] pay for such shipment.

Galmed shall have the right to request Perrigo to reprocess/replace the API which is disputed prior to receiving the determination of the Expert. In that event, Galmed shall return the disputed shipment to Perrigo, and Perrigo will reprocess/replace the API and the costs of such reprocessed/replaced API shall be borne by the Party at fault according to the determination of the Expert.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

9. Supply Agreement

9.1            As mentioned above, the Parties wish to negotiate a Supply Agreement, pursuant to which Perrigo will also provide further services to validate the Manufacturing Process and compile a DMF and will be assigned as Galmed's exclusive manufacturer and supplier of the API, subject to (i) the successful completion of Clinical Phases II and III of the Project and obtaining a marketing authorization for the marketing of the Product by a Regulatory Authority and (ii) agreement between the Parties on the terms of the Supply Agreement, as set forth in Section 9.2 below.

9.2           The fees for these additional services and the commercial terms of said Supply Agreement shall be discussed and agreed between the Parties in good faith. The contract manufacturing shall also take into account annual volumes of production. The Supply Agreement shall also include customary provisions and customary representations and warranties by the Parties, as well as the supply terms as applicable to such agreements, as shall be discussed between the parties in good faith.

9.3            For the avoidance of doubt, it is acknowledged that neither Party shall be under obligation to enter into the Supply Agreement, including in the event that the Parties do not agree on the terms of the Supply Agreement.

Furthermore, it is acknowledged that nothing in the foregoing shall limit Galmed's right to negotiate other proposals with third party manufacturers.

10. Project Management and Communication

The Parties will establish a Project management team, to which each Party will delegate at least one representative. Perrigo and Galmed will keep each other informed about the progress of the Project and the services contemplated hereunder, periodically discuss the progress and results and, if needed, jointly agree on adjustments to the annexures hereto.

11. Consideration

11.1         For the services contemplated hereunder Galmed shall pay Perrigo the following consideration:

 11.1.1     Upon completion of the Technology Transfer and Process Stabilization Galmed shall pay to Perrigo [***] ([***]US Dollars.

 11.1.2     For the manufacture of the Tech Transfer Batches (60kg of API) as per Section 5 above, Galmed shall pay Perrigo $[***] ([***] US Dollars) per kg of API, in two installments as follows:

(a)          An advance payment of [***] ([***] US Dollars) shall be paid to Perrigo upon execution of this Agreement. Galmed acknowledges that the said advance payment will be used by Perrigo to purchase the materials necessary for the manufacture of the Tech Transfer Batches and is not refundable.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

(b)          The balance amount shall be invoiced by Perrigo upon delivery of the Tech Transfer Batches ex works in accordance with Section 5.2.

11.1.3     Upon completion of the Manufacturing Process Improvement in accordance with Section 6 (and in accordance with Annex E), Galmed shall pay Perrigo [***] ([***] US Dollars).

11.1.4     For the manufacture of the Scale Up Batches as per Section 7 above, Galmed shall pay Perrigo [***] ([***] US Dollars) per kg of API, in two installments as follows:

(a)          An advance payment equal to the costs of the purchase of the required raw materials, estimated at [***] ([***] US Dollars) shall be paid to Perrigo no later than six months prior to the then expected delivery of the Scale Up batches (the "Advance Payment"). Galmed acknowledges that the said advance payment will be used by Perrigo to purchase the materials necessary for manufacture of the Scale Up Batches and is not refundable. Alternatively, Galmed may, not later than seven months prior to the expected delivery of the Scale Up Batches notify Perrigo of its wish to make direct payments to the suppliers of the raw materials required for the manufacture of the API, in which case, such cost of direct payment to suppliers by Galmed will be reduced from the consideration due to Perrigo under this Section 11.1.4 of the Agreement.

(b)          The balance amount shall be invoiced by Perrigo upon delivery of the Scale Up Batches ex works in accordance with Section 7.3.

Perrigo will make an effort to improve the quote for the price for the commercial supply under the Supply Agreement such that it will aim to be lower than [***] per kg of API, subject to the outcome and extent of the cost improvements achieved during the Manufacturing Process Improvement. It is clarified that the price of [***] per kg of API is not Galmed's target price, and that a competitive price is one of the considerations that are important to Galmed in deciding whether or not to enter into the Supply Agreement.

11.2         All payments to Perrigo by Galmed for work performed by Perrigo under the Agreement shall be made in New Israeli Shekels equivalent to the U.S Dollars amount at the official exchange rate applicable on the date of invoice. The above consideration is final and inclusive of all taxes and/or duties of whatever nature which are imposed or may be imposed with regard to the consideration, other than value added tax which will be added to all amounts mentioned in this Agreement, at the appropriate rate as required by law. Payments shall be made by wire transfer, money order or other method of payment approved in writing by Perrigo, within 30 (thirty) days of Perrigo's invoice for the same. Any payment due to Perrigo by Galmed that is not paid when it is due shall accrue interest, from the date when the same was due and payable, at the rate of 12 month LIBOR plus [***] (LIBOR as quoted by BBA – British Bankers' Association - http://www.bba.org.uk), compounded annually, payable on demand.

11.3         For removal of doubt it is noted that the full and timely payment of any part of the consideration hereunder is considered a material obligation. Without derogating from any of the rights available to Perrigo, it may withhold services until full payment for services/APIs is settled.

11.4         Payments to Perrigo shall be done without any deduction on account of taxes. Perrigo shall provide Galmed with a current and valid tax exemption certificate of the Israeli Tax Authority that indicates that no amount due to Perrigo under this Agreement needs to be withheld.

11.5         Galmed acknowledges that Perrigo shall exert a considerable effort in time and resources in providing the services contemplated under this Agreement and would have not entered into this Agreement unless for the obligation to purchase from it the Scale Up Batches and negotiate the Supply Agreement in good faith.

11.6         Perrigo acknowledges that Galmed is a clinical-stage company, and as such, time is of the essence, and it is dependent on the timely delivery of the Project and each of its stages under this Agreement by Perrigo (including timely delivery of the APIs), and would have not entered into this Agreement unless for Perrigo's foregoing acknowledgement as aforesaid, and its undertaking and obligation, subject to the provisions of this Agreement and the timely performance of Galmed's (and third parties on its behalf) obligation hereunder, to timely deliver the Project and each of its stages. The timely performance of Perrigo's obligations as aforesaid is considered a material obligation.

12. Warranty; Representations; Undertakings.

12.1 Representations Warranties and Undertakings of Perrigo. Perrigo represents, warrants and undertakes to Galmed that: (i) it is acknowledged that the Product that includes the API will be used to undergo clinical trials and accordingly, the API must comply with the GMP ; (ii) it shall obtain and maintain all necessary permits, registrations and licenses required, if required, to manufacture and supply the API under this Agreement, including without limitation FDA and any other applicable Regulatory Authority; (iii) it will comply in all material respects with all laws, rules and regulations applicable to the performance of its obligations under this Agreement, including all GMP of the Regulatory Authority applicable to its manufacture, labeling, packaging, storage and shipment of the API in effect from time to time as applicable for investigational new drugs in clinical Phase III trials; (iv) the API supplied pursuant to this Agreement shall fully conform with the Specifications, free of any defects, will be manufactured in compliance with GMP and other applicable laws, rules and regulations of the Regulatory Authorities as applicable for investigational new drugs in clinical Phase III trials and shall be capable of maintaining such until any expiration of shelf life date for the API; (v) Perrigo's Facility was audited by one or more third party QP audits in the last calendar quarter of 2014, and that there were no adverse findings discovered in any of the QP processes which have not been cured; (vi) it will perform the Services under this Agreement in a competent and professional manner, and the API shall be manufactured only by personnel who are highly qualified to provide services of the type of the Services; (vii) Perrigo has full right and authority to enter into this Agreement without the consent or approval of any third party.

Furthermore, Perrigo represents, warrants and undertakes towards Galmed that: (a) it has not during the last calendar year been found by the FDA or any other Regulatory Authority or any state or other authorized government official to have violated any statutes, rules, or regulations; or (b) it has not, during the last calendar year, received any relevant warning letter, observations, findings or the like from the FDA or other Regulatory Authority, which have not been cured; and Perrigo further undertakes to promptly notify Galmed in the event that it receives a warning letter, observations, findings or the like from the FDA or other Regulatory Authority during the term of this Agreement, to the extent that it relates to the API.

Other than the foregoing representations, Perrigo makes no representation or warranty regarding the Project or the API, including but not limited to warranties with respect to safety or effectiveness of the API and/or the Product. Galmed acknowledges and agrees that, Perrigo and Perrigo personnel (i) have not participated in and are not responsible for the invention, development, testing, clinical and/or safety evaluation of the API; (ii) have not evaluated and will not evaluate and are not responsible for the API's safety or suitability for use in humans or others; and (iii) have not participated in the development of the Manufacturing Process.

12.2 Representations and Warranties of Galmed. Galmed represents and warrants to Perrigo that, (i) to the best of its knowledge it has the requisite Intellectual Property rights related to the API and the Manufacturing Process; (ii) the performance of Perrigo's obligations under this Agreement shall not give rise to a cause of action by a third party against Perrigo for infringement or another violation of Intellectual Property rights relating to the API; (iii) it will comply in all material respects with all laws, rules and regulations, GMP, and Regulatory Authority regulations applicable to the API and the Product. Without derogating from the generality of the afore-mentioned, Galmed shall specifically comply with the U.S. Foreign Corrupt Practices Act (“FCPA”), the UK Anti-Bribery Act 2010 and any local anti-bribery and anti-corruption laws, a breach of which is considered for the purposes of this Agreement a material breach; and (iv) that it has full right and authority to enter into this Agreement without the consent or approval of any third party.

13. Confidential Information

Each Recipient will hold, and cause their respective representatives and advisers to hold at all times, any Confidential Information disclosed by the Discloser in strict confidence from any person (other than its affiliates or their representatives or advisers), and undertakes to maintain the Confidential Information in strict confidence and not to disclose or transfer it to others and not to make any use of the Confidential Information, for personal or other needs, without the prior written consent of the Discloser. Recipient shall use the same degree of care to preserve the secrecy and confidentiality of the Confidential Information and to avoid the unauthorized disclosure of the Confidential Information to third parties as it uses with respect to its own confidential, proprietary or trade secret information, but in any event no less than a reasonable degree of care.

Notwithstanding the foregoing, disclosure by the Recipient in the event such Recipient is compelled to disclose the Confidential Information by judicial or administrative authority and process shall not be deemed a breach of the confidentiality undertaking provided, however, if the Recipient becomes subject to a demand for discovery or disclosure of the Discloser’s Confidential Information under lawful process, the Recipient (a) shall, to the extent permitted by law, give immediate notice to the Discloser prior to furnishing the Confidential Information so that the Discloser may seek an appropriate protective order, (b) shall not (unless expressly required) provide such disclosure until the Discloser has had the opportunity to obtain such protective order, (c) shall disclose only that portion of the Confidential Information which falls within the scope of such lawful process, and (d) shall cooperate in seeking reasonable protective arrangements requested by the Discloser.

The foregoing confidentiality undertaking shall not apply to the extent that:

13.1         The Confidential Information was in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault and by reason other than a breach of this Agreement of such Recipient; or

13.2         The Confidential Information was already in the possession of a party as demonstrated by competent evidence or was later acquired by the Recipient from another legitimate source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; or

13.3         It can be shown that the Confidential Information was independently developed by the Recipient without reliance on the Confidential Information disclosed by the Discloser; or

13.4 Information set forth in Section 14.2 below.

This Agreement does not constitute the conveyance of ownership with respect to or a license to any Confidential Information, except as otherwise provided in this Agreement. Upon the expiration or termination of this Agreement for any reason, each party agrees, except as otherwise provided in this Agreement, to return to the other party all documentation or other tangible evidence or embodiment of Confidential Information belonging to the other party and not to use same, unless otherwise agreed later.

This Section 13 shall survive the expiration or termination of this Agreement for a period of fifteen (15) years.

14. Public Disclosure

14.1         No disclosure (whether or not in response to an inquiry) of the terms and conditions of this Agreement shall be made by any Party hereto unless approved by the other Party prior to release. Such approval shall not be unreasonably denied or delayed.

14.2         Notwithstanding the foregoing, either Party may disclose such terms as are required to be disclosed in its publicly-filed financial statements or other public statements, pursuant to applicable securities laws, regulations and stock exchange rules; provided that, to the extent practicable, such Party shall provide the other Party with a copy of the proposed text of such statements or disclosure at least forty eight (48) hours in advance of the scheduled release or publication thereof to afford such other Party a reasonable opportunity to review and comment upon the proposed text (including redacted versions of this Agreement).

15. Intellectual Property Provision

15.1         Each Party acknowledges that all Confidential Information, background information and Intellectual Property rights ("IPR") owned, obtained or generated before or outside the Project by the other Party will at all times remain in the ownership of the other Party.

15.2         All Confidential Information such as raw data, information, test material, reference materials, and other Intellectual Property rights relating to the API and provided by Galmed to Perrigo pursuant to this Agreement shall remain the property of Galmed. Galmed grants Perrigo a non-exclusive, nontransferable, royalty free license, during the term of this Agreement, to use the foregoing in connection with the performance of the Services hereunder.

Furthermore, any Inventions specific to the API discovered by Perrigo in the course of this Agreement or any Inventions specific to the API discovered as a result of performing the Project or the Services, and the results and deliverables (as defined in Annex D and Annex E;) (collectively, the "Results") will be owned exclusively by Galmed and vested with Galmed, regardless of the Party that develops same, with the exception of the Perrigo Inventions (as defined below). Perrigo shall disclose the Results promptly to Galmed within the Report, and shall cooperate with Galmed in defending or taking steps necessary or as requested by Galmed to vest title to such Results in Galmed, at Galmed’s expense. Galmed shall promptly reimburse Perrigo for any reasonable costs made in this respect. Only Galmed is entitled to acquire industrial and/or intellectual property rights anywhere in the world for its IPR (including, for the avoidance of doubt, the Results). Galmed will at all times have an unrestricted right to use the Results.

15.3         Perrigo will own all IPR and Inventions discovered in the course of this Agreement related to the research development and manufacturing methodologies which are not specific to the API (the "Perrigo Inventions"). The Perrigo Inventions shall, as far as generated or developed by Perrigo, become and remain the exclusive property of Perrigo and only Perrigo is entitled to acquire industrial and/or intellectual property rights anywhere in the world for its IPR. Where necessary, Galmed will co-operate in the acquisition of Perrigo Inventions by Perrigo, at Perrigo’s expense. Notwithstanding the foregoing, subject to the payment by Galmed of the consideration for the Tech Transfer, Tech Transfer Batches and the Process Improvement, Perrigo hereby grants Galmed a non-exclusive, irrevocable, royalty free license, unlimited in time, to make use of the Perrigo Inventions solely for the purpose of manufacturing the API or the Product, either by Galmed, its Affiliates or any third party on Galmed's behalf (the "License"). The License shall be transferrable, solely in connection with or as part of an Assignment under Section 20.10 below, in which event the assignee shall receive a License at the same terms stipulated herein.

15.4 The Parties further acknowledge and agree that Galmed is engaging Perrigo as an independent contractor to manufacture and supply the API in accordance with the Specifications and this Agreement and that all API Information is and shall be the sole property of Galmed.

Galmed will grant Perrigo the right to use all such API Information and know-how owned or licensed by Galmed which is necessary for, and for the sole purpose of, the manufacture of the Products for Galmed, on and subject to the terms of and only for the duration of this Agreement.

Upon the termination of this Agreement, or upon Galmed's written request, Perrigo shall deliver to Galmed all the Batch Records and API Information relating to the manufacture of the API.

16.  Indemnification and Limitation of Liability.

16.1         Galmed shall indemnify and hold harmless Perrigo and its Affiliates and their respective officers, directors, employees and agents (collectively "Perrigo Indemnitees") from and against any and all claims, damages, costs and expenses of any kind (including reasonable attorneys' and experts' fees) (collectively: "Claims") arising out of or resulting from any third party claims made or suits brought against Perrigo which arise or result from (i) the breach of any of Galmed's representations, warranties, covenants, obligations or agreements set forth in this Agreement; (ii) Galmed's negligence or willful misconduct in the performance of this Agreement; (iii) the use of the Product; except in the event of (i), (ii) or (iii) above, to the extent caused by the negligence or willful misconduct or breach of this Agreement by a Perrigo Indemnitee; or (iii) any third-party Intellectual Property infringement claims relating to the APIs or the Product.

16.2 Perrigo shall indemnify, defend and hold Galmed and its Affiliates and their respective officers, directors, employees and agents (collectively "Galmed Indemnitees") harmless from and against any and all Claims arising out of or resulting from any third party claims made or suits brought against Galmed which arise or result from (i) the breach of any of Perrigo's representations, warranties, covenants or agreements set forth in this Agreement, or (ii) Perrigo's negligence or willful misconduct in the performance of this Agreement; except in each case, to the extent caused by any Galmed Indemnitee's negligence or willful misconduct or breach of this Agreement.

16.3         In the event that any party seeks indemnification under the terms of this Section 16 (the "indemnified party"), it shall as soon as reasonably possible inform the other party (the "indemnifying party") in writing of the Claim, provided, however, that the failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure. The indemnified party shall permit the indemnifying party to assume direction and control of the defense of the Claim and shall cooperate as requested (at the expense of the indemnifying party) in the defense of the Claim. The indemnifying party shall not settle any Claim with the indemnified party's prior written consent, which consent shall not be unreasonably withheld or delayed.

16.4         EACH PARTY HEREBY AGREES THAT SUBJECT TO APPLICABLELAW, AND EXCEPT IN THE EVENT OF (I) BREACH OF CONFIDENTIALITY OBLIGATION UNDER THIS AGREEMENT, OR (II) FRAUD OR WILLFUL MISCONDUCT, THE OTHER PARTY'S LIABILITY TO SUCH PARTY FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, WHATSOEVER, ARISING OUT OF OR IN ANY WAY RELATED TO THE WORK PERFORMED BY PERRIGO UNDER THE AGREEMENT, FROM ANY CAUSE OR CAUSES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, ERRORS, OMISSIONS OR STRICT LIABILITY, SHALL NOT EXCEED THE SUM OF TWO MILLION USD ($2,000,000).

16.5         EXCEPT IN THE EVENT OF (I) BREACH OF CONFIDENTIALITY OBLIGATION UNDER THIS AGREEMENT, OR (II) FRAUD OR WILLFUL MISCONDUCT IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

17. Security and Safety Procedures.

Galmed and CML personnel authorized to have access to the Perrigo facility in connection with the work performed by Perrigo under the Agreement shall abide by the security and safety procedures established by Perrigo.  Galmed shall be liable for any breaches of security and/or safety by Galmed or CML personnel.  All Galmed personnel shall agree to abide by Perrigo policies and standard operating procedures established by Perrigo.

18. Force Majeur

Neither Party will be liable for any failure to perform or for delay in performance resulting from any cause beyond its reasonable control, strikes, lockouts, labour troubles, restrictive government or judicial orders, or decrees, riots, insurrection, war, terror, or Acts of God, provided that payment of sums due shall not be excused due by any such force majeure. A Party seeking to claim Force Majeure must give the other party prompt notice of the Force Majeure with reasonably full particulars and an estimate of the extent and duration of its delay in performance, or inability to perform, and use all possible diligence to remove the Force Majeure as quickly as possible. If the delay continues beyond sixty (60) days after the notice given, the Parties must meet to discuss in good faith a mutually satisfactory resolution of the problem and if unable to achieve such resolution within a further 14 days, either Party may elect to terminate this Agreement by fourteen (14) days prior written notice to the other.

19. Term and Termination

19.1         This Agreement is valid from the date of signature by both Parties and shall remain in force and effect for the duration of the provision of the services contemplated hereunder.

19.2         This Agreement may be terminated by either Party upon thirty (30) days prior written notice in the event of a breach of term of this Agreement by the other Party, provided that the breach is not cured within such 30 day notice period.

19.3         This Agreement may be terminated by either Party upon thirty (30) days prior written notice to the other Party if the other Party is declared bankrupt, becomes insolvent, ceases its business activities or has been operating under court appointed receivership.

19.4         Galmed shall have the right, at any time, on thirty (30) days prior written notice to Perrigo, subject to the provisions of this Agreement, to terminate this Agreement, in the event that due to the failure or inconclusive results in clinical trials that it is conducting or will conduct, or in any other event that Galmed shall decide at its discretion to finally not proceed with the commercialization of the Product.

19.5          In the event of a substantial delay by either party in the timeline of the Project (of more than three months in total), the parties shall discuss in good faith a new timeframe for the Project. In the event that the parties cannot agree on such new timeframe, the other Party may terminate this Agreement with fourteen (14) days prior written notice.

19.6         In the event of a Change of Control of Perrigo, or in the event that Perrigo publically announces that it has entered into an agreement pursuant to which a Change of Control of Perrigo will occur, Galmed shall have the right, but not the obligation to terminate this Agreement on thirty (30) days prior written notice to Perrigo. In the event that Galmed chooses not to terminate this Agreement, Perrigo’s rights and obligations shall be fulfilled by Perrigo’s successors.

19.7         In the event of a change of control of Galmed, including without limitation the license by Galmed of substantially all of Galmed's rights in the Product or IPR related to the Product, Galmed shall, subject to the payment of a break-up fee of two-hundred and fifty thousand USD ($250,000) and subject further to the full payment of the consideration for the Tech Transfer Batches, have the right, but not the obligation to terminate this Agreement on thirty (30) days prior written notice to Perrigo.

19.7         Notwithstanding anything to the contrary in this Agreement, except in the event of termination of the Agreement by Galmed in accordance with Section 19.2 above due to a breach by Perrigo, Galmed shall remain obliged to pay Perrigo for the Tech Transfer and the Tech Transfer Batches as per and subject to the terms of Sections 5.2, 11.1.1 and 11.1.2 and subject to the terms thereof (including, for the avoidance of doubt, delivery of the Tech Transfer Batches in accordance with Sections 5.1 and 5.2).

19.8         The termination of this Agreement for any reason shall be without prejudice to, and shall not affect any other rights of either Party and all such rights of both shall survive any such termination. In addition, any termination of this Agreement shall not release the Parties from liabilities and obligations accrued until the time of termination. Notwithstanding anything to the contrary that may be contained herein, in the event of the termination or expiration of this Agreement, Sections 7A.5 (Regulatory Inspections), 7A.6 (Access to Perrigo's Site), 7A.7 (record retention), 12 (representations and warranties) 13 (confidentiality), 15 (intellectual property), 16 (indemnification and limitation on liability), 19 (term and termination) and 20 (miscellaneous) shall survive the termination or expiration of this Agreement and continue in effect. Furthermore, the obligation of Galmed to pay any amounts which are due under the Agreement as of the date of termination shall survive termination of this Agreement.

20. Miscellaneous

20.1         Severability: In the event that any part, article, paragraph, sentence, section or clause of this Agreement shall be held to be invalid or otherwise unenforceable, the invalid or unenforceable provision shall be deemed deleted, and the remaining part of the Agreement shall continue in the full force and effect. If any tribunal or court of competent jurisdiction deems any provision hereof unenforceable, such provision shall be modified only to the extent necessary to render it enforceable and this Agreement shall be valid and enforceable and the Parties hereto agree to be bound by and perform same as thus modified

20.2         Independent Contractors. Nothing in this Agreement shall create any relationship of agency, joint venture, partnership employer/employee or similar relationship between the Parties. Each Party is an independent contractor of the other Party.

20.3         Amendments. Any amendment or supplement to this Agreement shall be effective only if made in writing and signed by both Parties

20.4         Waiver. A waiver by either Party of any term or condition of this Agreement in any one instance shall not be deemed or construed to be a waiver of such terms or conditions for any similar instance in the future or of any subsequent breach hereof

20.5         Entire Agreement. This Agreement sets forth the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements, whether written or oral, between the Parties with respect to such subject matter.

20.6 Further Assurances. The Parties agree to execute any and all documents reasonably necessary and to cooperate with each other in order to consummate, implement and give full force and effect to the obligations of the Parties under this Agreement. Perrigo shall transfer all documentation in Perrigo's possession, as may be reasonably necessary by Galmed from time to time for regulatory purposes; and any documentation (including the API Information) in its possession reasonably required by Galmed in the event transferring the API Information, including following the termination of this Agreement. Furthermore, Perrigo undertakes to reasonably cooperate with Galmed following the termination of this Agreement in the technology transfer of the manufacturing process of the API from Perrigo to a third party, including transferring the API Information and manufacturing procedure from Perrigo to another facility of a third party, in consideration for the payment to Perrigo of reasonable fees for any additional work that may be required and time actually spent in connection therewith (including reimbursement of expenses), to be agreed by the Parties at such time. Additional scope of work (not specifically described in this Section 20.6 or elsewhere in this Agreement), may be agreed upon by the Parties in writing.

20.7         Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address for such Party first set forth above (or to such other address or facsimile telephone number as such Party shall have specified in a written notice given to the other Parties hereto). Furthermore, day to day correspondences may be sent by email with confirmation receipt.

20.7 Equitable Remedies. Each of the Parties acknowledges and agrees that, in the event of a breach or threatened breach of this Agreement by any Party or the failure of a Party to perform in accordance with the specific terms hereof, the other party hereto maybe irreparably damaged and that monetary damages may not provide an adequate remedy. Accordingly, it is agreed that, in addition to any and all other rights which may be available, at law or in equity, the non-breaching party shall be entitled to seek injunctive relief and/or specifically to enforce the terms and provisions hereof in any court of competent jurisdiction.

20.8 Remedies Cumulative. The rights and remedies given in this Agreement to a non-defaulting party shall be deemed cumulative, and the exercise of one of such remedies shall not operate to bar the exercise of any other rights and remedies reserved to a non-defaulting party under the provisions of this Agreement or, subject to the provisions of this Agreement, given to a non-defaulting party at law or in equity.

20.9         Governing Law

This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Israel. The competent courts of Tel Aviv shall have exclusive jurisdiction over any dispute between the Parties arising hereunder or in connection herewith (including non-contractual claims), which cannot be promptly resolved on an amicable basis.

20.10         Assignment

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Galmed shall be entitled, at any time, to assign this Agreement to an Affiliate of Galmed, provided Galmed shall remain jointly responsible for any and all financial liabilities hereunder, or to a successor in case of a merger, acquisition or as part of a transaction transferring all or substantially all the business or assets of Galmed relating to this Agreement (collectively, an "Assignment").

Subject to Section 19.5 above, Perrigo shall not assign its rights and obligations under this Agreement without first obtaining the written consent of Galmed.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

PERRIGO API LTD.:		GALMED RESEARCH AND DEVELOPMENT LTD.:

By:	/s/ Yoav Grinberg	By:	/s/ Chaim Hurvitz

Name:	Yoav Grinberg	Name:	Chaim Hurvitz

Title:	General Manager	Title:	Chairman

Date:	27/1/2015	Date:	1/27/15

		By:	/s/ Allen Baharaff

		Name:	Allen Baharaff

		Title:	CEO

		Date:	27.1.2015

Annex A

Route of Synthesis

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

TABLE OF CONTENTS

3.2.S.2.2	Description ofManufacturing Process and Process Controls	2

LIST OF FIGURES

Figure 1.	Synthetic Route B	2
Figure 2.	Flow Chart for Route B Step i	5
Figure 3.	Flow Chart for Route B Step ii	6
Figure 4.	Flow Chart for Route B Step iii (Part A, [***])	7
Figure 5.	Flow Chart for Route B Step iii (Part B, [***])	8
Figure 6.	Flow Chart for Route B Step iv	10
Figure 7.	Flow Chart for Route B Step v	11

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

3.2.S.2.2  Description of Manufacturing Process and Process Controls

Aramchol is a conjugated bile acid formed by the amide coupling of the carboxylic acid in Arachidic acid (C20:0) to an amine containing derivative of cholic acid. The starting materials are derived from cholic acid and arachidic acid. To date Aramchol has been manufactured by two similar synthetic routes.

The present synthetic route is described by Route B (Figure 1). In this scheme the starting material is [***]                          which is purchased from an approved supplier. Aramchol is then synthesized via a five step process as described below and in the flow charts in Figure 2 to Figure 7. Current processes afford approximately [***] Kg of Aramchol per reaction / lot. The contents of several lots can be pooled into a final batch which is then controlled by final release testing.

Figure 1. Synthetic Route B

[***]

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

2

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

Step i

[***]

Step ii

An [***]             is charged with [***]                                                                             [***]. The reactor is rinsed with [***]         and then the reaction is [***]         to obtain a slight reflux. The reaction is [***].                                        In process control testing is performed to determine the extent of conversion. [***]                        is dosed into the reaction whilst maintaining the [***].                                        The [***]                   of the reaction is monitored and is stirred. The [***]           by-product is [***] and the [***] is retained. An [***]                                                   [***] of the [***]                   is performed. [***]                     is charged to the reactor and is concentrated by [***] prior to addition of [***].                           The contents of the reactor are concentrated again and then [***]                                        which effects a solvent switch to begin to induce crystallisation. The contents of the reactor are then concentrated once more and then [***]              is added. The contents of the reactor [***]           and the resulting crystalline mass is collected by filtration. The cake is washed with [***]         and then the [***]                      product is dried on the filter. In process control testing is performed for purity; [***]                     ; LOD, Karl Fischer analysis and then dry [***] product is discharged.

Step iii

[***] (product from step ii) and [***] is charged into an [***].                                        The suspension [***]         to obtain a solution. [***]                       is charged to the reactor and the [***] solution is stirred. The reaction is [***] and then [***]            is charged to the reactor. The reaction is [***]     with stirring. The contents of the reactor are filtered on a [***]           and the [***] is washed with [***].                 A phase separation is performed and the lower organic layer is collected and dried with [***].                     The [***]        is removed by [***]         and the [***] is charged into a reactor and part of the [***]                    solvent is removed by [***]. In process testing of the solution of [***]                               is performed for purity.

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

3

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

[***] is charged to the [***]                              in the reactor. The lines of the reactor are rinsed with [***].                          A solution of [***] is dosed into the reactor. The dosing line is rinsed with [***].                         The reaction is stirred at [***].                   In-process testing is performed to determine the extent of conversion. A solution of [***]                          (as much as is required to complete conversion) is dosed in to the reactor. The dosing line is rinsed with [***].               The reaction is stirred at [***].                       In-process testing is performed to determine the extent of conversion to [***]. [***]                                                  is charged to the reactor and the [***]                      is stirred. Once the layers have separated the lower organic layer is collected and [***]              is removed by [***].                              [***] is charged to the reactor. Further [***]        is removed by [***].              The contents of the reactor are [***]               and then [***]        is charged to the reactor. Further [***]          is removed by [***]                    . [***] is charged to the reactor and the contents of the reactor are [***]               to obtain a solution. The solution is [***]                   to induce crystallisation. If crystallization does not occur then [***] must be added. The solution/slurry is [***]. The crystalline mass is [***]                          and is then isolated by [***] and the cake is [***] with [***] and then [***]                                       . In process testing is performed to determine purity. Crude [***]                              is discharged from the filter and is then dissolved in [***].                          The solution is [***]                      to allow crystallization. The solution is [***] and is then [***]. The product is collected by filtration and the cake is washed with [***]. The pure [***]                                               is dried on the filter. In process testing is performed for LOD and purity. Pure and dry [***]                            [***] is discharged.

Step iv

[***], water and [***] is charged into an [***]. [***]

[***] is charged to the reactor. The dosing lines of the reactor are [***].

The reaction is stirred at [***]. In-process testing is performed to determine the extent of conversion. To the reaction concentrated [***] is added and the [***]. The reaction is [***] and then the [***]. The [***]                                        are collected by filtration and the cake is washed with [***]. Crystalline product is dried on the filter. In process control testing is performed for purity. The crystalline cake is [***] with [***] at [***]                [***]. The product is collected and dried on the filter with [***].                  In-process testing is performed for LOD and purity.

Pure [***] is discharged from the reactor.

In some instances full release testing then takes place on [***]            once it has been discharged from the reactor. However, the [***] active substance can be [***]                       prior to release testing.

Step v

[***] are transferred to an [***]                                                                               configured such that fumes pass through an [***]. The reaction is [***]. [***]       is dosed into the reaction, keeping the [***].                                                        The reactor dosing lines are rinsed with [***]. The reaction is stirred and reaction progress monitored. The reaction is [***]                      to in-process testing is performed to determine the extent of conversion prior to discharge of [***] solution for use in step [***].

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

4

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

Figure 2. Flow Chart for Route B Step i

[***]

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

5

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

Figure 3. Flow Chart for Route B Step ii

[***]

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

6

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

Figure 4. Flow Chart for Route B Step iii (Part A, [***])

[***]

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

7

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

Figure 5. Flow Chart for Route B Step iii (Part B, [***])

[***]

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

8

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

[***]

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

9

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

Figure 6. Flow Chart for Route B Step iv

[***]

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

10

Aramchol	Galmed Pharmaceuticals Ltd.
IND 79,200	CONFIDENTIAL

Figure 7. Flow Chart for Route B Step v

[***]

3.2.S Drug Substance

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

11

Annex B

Specifications

Analytical R&D

Annex B – API Specifications

Material name: Aramchol

Stage: End Product

Identification code: 3ARMCN0 Ed. 01

Project code: ARMC

Superseded Ed. No.: N/A           from: N/A

Changes:

This document is Perrigo Company confidential and proprietary information. Individuals printing a copy of a Perrigo procedural document are responsible for ensuring that it is the most current revision.

3ARMCN0-01	Page 1 of 4

Analytical R&D

Material name: Aramchol

Stage: End Product

Identification code: 3ARMCN0 Ed. 01

Project code: ARMC

Approvals	Name	Signature	Date
Issued by Analytical R&D Department
Approved by Synthetic R&D Manager
Approved by QC Manager
Approved by QA Engineer

Test	Requirement	Method
Description	White to off white powder	ARMC-01
Identification:
a)HPLC	Complies with Retention time of RS	ARMC-06

b) IR	IR absorption spectrum of the test sample complies with the IR spectrum of the RS	ARMC-02

c) XRD	XRD-gram corresponds to reference	ARMC-03

d) Melting point	[***]	ARMC-04
Water content	Not more than [***]	ARMC-05
Residue on ignition*	Not more than [***]	ARMC-09
Assay by HPLC (as is)	[***]	ARMC-06

This document is Perrigo Company confidential and proprietary information. Individuals printing a copy of a Perrigo procedural document are responsible for ensuring that it is the most current revision.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

3ARMCN0-01	Page 2 of 4

Analytical R&D

Test	Requirement	Method
Related substances:
RRT [***]	Not more than [***]
RRT [***]	Not more than [***]
RRT [***]	Not more than [***]	ARMC-07
RRT [***]	Not more than [***]
RRT [***]	Not more than [***]
RRT [***]	Not more than [***]
RRT [***]	Not more than [***]
RRT [***]	Not more than [***]
RRT [***]	Not more than [***]
RRT [***]	Not more than [***]

Any other unknown	Not more than [***]
Total	Not more than [***]
Residual solvents:*
[***]	Not more than [***]
Not more than [***]
	Not more than [***]	ARMC-08
Not more than [***]
Not more than [***]
Not more than [***]
Heavy Metals:*
[***]	Not more than [***]
	Not more than [***]	ARMC-10
Not more than [***]
Not more than [***]
[***]Content	Not more than [***]	ARMC-11
[***]	Not more than [***]	ARMC-12
PSD*	Report value	ARMC-13
[***]

* Not to be performed for stability studies.

This document is Perrigo Company confidential and proprietary information. Individuals printing a copy of a Perrigo procedural document are responsible for ensuring that it is the most current revision.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

3ARMCN0-01	Page 3 of 4

Analytical R&D

Legend of impurities:

Perrigo Name	Chemical Formula	Chemical Name

This document is Perrigo Company confidential and proprietary information. Individuals printing a copy of a Perrigo procedural document are responsible for ensuring that it is the most current revision.

3ARMCN0-01	Page 4 of 4

Annex C

Technology Transfer Protocol

Document No.: Ed. 1	TECHNOLOGY TRANSFER PROTOCOL
Effective Date		Page 1 of 19

Name of the API	Aramchol
Technology Provider	CML, Netherlands for Galmed Ltd.

Prepared by	Anat Shatkin
Process Engineer
	Perrigo API	Sign / Date
Reviewed by	Raya Abu
Process department
	Perrigo API	Sign / Date
Silvina Guernik
Quality control manager
	Perrigo API	Sign / Date
Revital ben Daniel
R&D manager
	Perrigo API	Sign / Date
Shira Webshat
Facility manager
	Perrigo API	Sign / Date
Alex Rutman
Quality control
	Perrigo API	Sign / Date
Approved by	Name
	Galmed	Sign / Date
Issued by	Anat Shatkin
Process Engineer
	Perrigo API	Sign / Date

Document No.: Ed. 1	TECHNOLOGY TRANSFER PROTOCOL
Effective Date		Page 2 of 19

Document No.: Ed. 1	TECHNOLOGY TRANSFER PROTOCOL
Effective Date		Page 3 of 19

1.	Objective / Purpose:

The Objectives / Purpose of this protocol are:

•	To establish and provide guidelines for technology transfer of the Aramchol process from CML to Perrigo API (PAPI).

•	To provide the plan for the various activities to be completed during the technology transfer.

•	To provide acceptance criteria for the success of the technology transfer.

2.	Scope:

Aramchol was developed by Galmed LTD and is currently produced in CML, Netherlands.

This plan covers the technology transfer of Aramchol from CML, Netherland to Perrigo API, Neot Hovav (PAPI).

[***]

3.	Distribution:

•	QA (Perrigo API)- Original

•	Process Manager (Perrigo API)- Copy

•	QC (Perrigo API)- Copy

•	R&D (Perrigo API)- Copy

•	Production Manager at each site- Copy

•	Business Development (Perrigo API)- Copy

•	Core team members at each site- Copy

4.	Responsibilities:

The members of technology transfer and receiving teams and the responsibilities for various activities are given below:

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4.1.	Team from the Receiving Site- PAPI:

The team from the receiving site shall drive the total technology transfer activity.

Team Leader:	Yael Gafni – R&D Project Manager

[***]

Core Team	Responsible for	Phone	Email
Anat Shatkin	Process	[***]	[***]
Shiran Yehoshua Magal	Manufacturing	[***]	[***]
Shira Webshat	Manufacturing	[***]	[***]
Silvina Guernik	QC	[***]	[***]
Roza Marcu	QC	[***]	[***]
Alex Rutman	QA	[***]	[***]
Yakir Geron	QA	[***]	[***]
Mali Lahav	Raw materials & Procurement	[***]	[***]
Yulia Rudinski	Ecology	[***]	[***]
Yair Markowitz	Safety	[***]	[***]
Revital Ben-Daniel	Analytical & Synthetic R&D	[***]	[***]

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Effective Date		Page 5 of 19

4.2.	Team from Transferring Site- CML:

The team from the transferring site shall provide all the documents & information related to the product for the successful technology transfer.

Team Leader: Production manager, Remy Litjens

(Phone:____________ , E-mail: [***])

(Please add the team members' names, phone and email)

Core Team	Responsible for	Phone	Email
Process
Manufacturing
QC
QA
Raw materials & Procurement
Ecology
Safety
Analytical Development
…..

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Effective Date		Page 6 of 19

5.	Receiving Team's Responsibilities- PAPI:

5.1.	For the transfer of process:

Name	Department	Responsible for
Raya Abu	Manufacturing	[***]
Anat Shatkin
Shira Webshat
Shiran Yehoshua- Magal
R&D
Yulia Rudinski	Ecology	[***]
Yair Markovitz	Safety	[***]

5.2.	For the transfer of analytical methods:

Name	Department	Responsible for
Silvina Guernik	QC	[***]
Roza Marcu
R&D

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5.3.	For the Transfer of QA & Regulatory documents:

Name	Department	Responsible for
Alex Rutan	QA	[***]

Yakir Geron	QA	[***]

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Effective Date		Page 8 of 19

6.	List of Current Process documents to be received from CML:

Sr. No.	Description	Target date	Responsibility	Status
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]
13.	[***]	[***]	[***]	[***]
14.	[***]	[***]	[***]	[***]
15.	[***]	[***]	[***]	[***]
16.	[***]	[***]	[***]	[***]
17.	[***]	[***]	[***]	[***]
18.	[***]	[***]	[***]	[***]
19.	[***]	[***]	[***]	[***]
20.	[***]	[***]	[***]	[***]
21.	[***]	[***]	[***]	[***]
22.	[***]	[***]	[***]	[***]

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Sr. No.	Description	Target date	Responsibility	Status
23.	[***]	[***]	[***]	[***]
24.	[***]	[***]	[***]	[***]
25.	[***]	[***]	[***]	[***]
26.	[***]	[***]	[***]	[***]
27.	[***]	[***]	[***]	[***]
28.	[***]	[***]	[***]	[***]
29.	[***]	[***]	[***]	[***]
30.	[***]	[***]	[***]	[***]
31.	[***]	[***]	[***]	[***]
32.	[***]	[***]	[***]	[***]
33.	[***]	[***]	[***]	[***]
34.	[***]	[***]	[***]	[***]
35.	[***]	[***]	[***]	[***]
36.	[***]	[***]	[***]	[***]
37.	[***]	[***]	[***]	[***]
38.	[***]	[***]	[***]	[***]
39.	[***]	[***]	[***]	[***]
40.	[***]	[***]	[***]	[***]

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Effective Date		Page 10 of 19

7.	List of materials to be received from CML for QC:

Sr. No.	Description	Required quantity	Target date	Responsibility
From R&D/ QC/ Production
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]

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8.	Transfer plan:

Sr. No.	Parameter	Responsibility	Target date
1.	[***]	[***]	[***]
2.	[***]	[***]	[***]
3.	[***]	[***]	[***]
4.	[***]	[***]	[***]
5.	[***]	[***]	[***]
6.	[***]	[***]	[***]
7.	[***]	[***]	[***]
8.	[***]	[***]	[***]
9.	[***]	[***]	[***]
10.	[***]	[***]	[***]

	[***]		[***]
	[***]		[***]
11.	[***]	[***]	[***]

	[***]		[***]
	[***]		[***]
12.	[***]	[***]	[***]
13.	[***]	[***]	[***]
14.	[***]	[***]	[***]

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Sr. No.	Parameter	Responsibility	Target date
15.	[***]	[***]	[***]
16.	[***]	[***]	[***]

9.	Production plan:

Type	Batch size (RM Input)	Batch size (output)	Number of batches
[***]	[***]	[***]	[***]

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10. Critical and important Process Parameters:

[***]

11. Comparison of process equipment, analytical laboratory instruments & risk analysis:

During the assessment of risks due to change in Process equipments and Instruments & controls (given below), we shall ensure that the changes do not affect the critical process parameters (given above).

11.1.	Comparison of Process Equipment: (please enter here the equipment used along the process for each step in the CML column; please include details such as the volume of the vessels, material of construction, filtration area, etc.)- prepared in a separate file during the visit to CML

Process step	Equipment (CML)	Equipment (PAPI)	Comments, Risk assessment, actions required
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

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11.2.	Comparison of Instrumentation & control system: (please enter here the equipment used along the process in the CML column. Add rows if needed)

Critical process automation	Related Equipment (CML)	Related Equipment (PAPI)	Comments, Risk assessment, actions required
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

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11.3.  Comparison of analytical laboratory instruments: (please enter here the equipment used along the process in the CML column)

Test	Instrument (CML)	Instrument (PAPI)	Comments, Risk assessment, actions required
[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]		[***]
[***]
[***]
[***]
[***]
[***]		[***]

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12. Acceptance criteria for the success of transfer:

[***]

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13. Annexures:

Annexure A

ARAMCHOL – Standards Requirements

Sr. No.	Name	CML Code	Qty (gr)
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]

Annexure B

ARAMCHOL – Representative Samples Requirements

Sr. No.	Name	CML Code	Qty (gr)
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]

Annexure C

ARAMCHOL – Method Transfer Requirements

Sr. No.	Name	CML Code	Qty (gr)
1	[***]	[***]
2	[***]	[***]

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Annexure D

ARAMCHOL – Raw Materials Requirements

Sr. No.	Name	Requirement from CML	Remarks
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]		[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]		[***]

Annexure E

ARAMCHOL – In-Process Requirements

Sr. No.	Name	Requirement from CML	Remarks
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]

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Document No.: Ed. 1	TECHNOLOGY TRANSFER PROTOCOL
Effective Date		Page 19 of 19

Annexure F- Bill of materials

[***]

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Annex D

Process Stabilization Scope

Aramchol

Process Stabilization Scope of Work

Stage 1 of production – [***]

[***]

Stage 2 of production – [***]

[***]

Stage 3 of production – [***]

[***]

Stage 4 of production – [***]

[***]

Analytical Development Scope

[***]

General

•	The studies described above will be carried out over a period of [***]. Additional 1 month lead time for ordering advanced intermediates / starting materials is required.

•	[***] will be ordered from Glamed's current source [***]

•	[***] will be ordered from [***] (Galmed's current source) [***].

•	3 final lab samples of about 30gr will be produced

•	Once completed, an evaluation will be carried out to decide whether process can be transferred directly to [***] or pilot scale up [***] is recommended first. Such pilot scale up will require [***] of additional work.

Other Working Assumptions

•	All analytical standards will be supplied by Galmed / CML.

•	Galmed will provide API sample that was used for passing the TOX study. This sample will serve as a standard to set the API specifications.

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o	Any method that will be developed by Perrigo API will be applied on this standard.

o	The API specifications will be set in accordance with the impurity profile of this sample.

•	Any new impurity that will be discovered throughout Perrigo API campaign that was not observed in the batch that was used for TOX study is not quoted in the suggested quotation and will be re-quoted.

•	[***]. Galmed would define the scope of Solid State study if required.

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Annex E

Process Improvement Scope

Aramchol

Process Improvement Scope of Work

Stage 1 of production – [***]

[***]

Stage 2 of production – [***]

[***]

Stage 3 of production – [***]

[***]

Stage 4 of production – [***]

[***]

General (All Production Stages):

[***]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

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